UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2012 (March 29, 2012)

PRIME TIME TRAVEL, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-174703	80-0671280
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

809 Heavenly Lane, Cincinnati, OH	45238
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (513)-252-1577

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see  General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.       Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 29, 2012, the Board of Directors of Prime Time Travel, Inc., a Delaware corporation adopted an Amended and Restated By-Laws (“Amended By-Laws”) which replaced the current By-Laws of the Company.  The Amended By-Laws were adopted to replace and restate the Company’s current By-Laws in its entirety and became effective on March 29, 2012.

Below is a summary of some of the changes contained in the Amended By-Laws.

Old By-Laws	Amended By-Laws
1. Annual meeting of stockholders to be held no later than thirteen months after the last preceding annual meeting of shareholders.	1. Annual meeting of stockholders to be held at such date, time and place as determined by the Board of Directors.
2. Notice of stockholder meetings to be given not less than ten nor more than fifty days before the date of the meeting.	2. Notice of stockholder meetings to be given not less than ten nor more than sixty days before the date of the meeting.
3.  At each election for directors, every shareholder entitled to vote at such election shall have the right to vote, in person or by proxy, the number of shares owned by him for as many persons as there are directors to be elected at that time and for whose election he has a right to vote.

3. At all meetings of stockholders for the election of directors, a plurality of votes shall be sufficient to elect.
4.  Except as provided in the bylaws or in the certificate of incorporation, all corporate action shall be determined by vote of a majority of the votes cast at a meeting of shareholders by the holders of shares entitled to vote thereon.

4.  All other elections and questions shall, unless otherwise provided by law, the certificate of incorporation or the bylaws, be decided by vote of the holders of shares of stock having a majority of the votes which could be cast by the holders of all shares of stock outstanding and entitled to vote thereon.

5.  The entire Board of Directors shall consist of two (2) natural persons, all of whom shall be of the age and capacity to make binding contractual agreements under Delaware law.  Directors need not be shareholder of the Corporation or residents of the State of Delaware.

5. The Board of Directors shall consist of one or more members, the number thereof to be determined from time to time by resolution of the Board of Directors. Directors need not be stockholders.
6. Special meetings of the Board of Directors may be called by the Chairman of the Board, Chief Executive Officer or upon the written request of any two directors.	6. Special Meetings of the Board of Directors may be called by the President, any Vice-President, Secretary or by any member of the Board of Directors.

The above is not a complete description of the material changes to the By-Laws and is qualified by reference to the text of the Amended By-Laws, which are filed as Exhibit 3.1 hereto and are incorporated herein by reference.

Item 9.01         Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired

Not applicable.

(b)  Pro forma Financial Information

Not applicable.

(c)  Shell Company Transactions

Not applicable.

(d)  Exhibit

Exhibit No.	Description

3.1	Amended and Restated By-Laws

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

PRIME TIME TRAVEL, INC.

Date: March 29, 2012	By:	/s/ Andrew M. Listerman
Andrew M. Listerman
President

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated By-Laws